EXHIBIT 10.5

                      DEDUCTIBLE LIABILITY INSURANCE POLICY

                                  DECLARATIONS

Item 1. Policy No.:           NGB 0133600-01

Item 2. Company:              Reliance Insurance Company of Illinois

Item 3. Insured:              THE VINCAM GROUP, INC. ET AL
                              2850 Douglas Road
                              Coral Gables, Florida 33134

Item 4. Inception Date:       12/31/97
         Expiration Date:     12/31/2000

Item 5. Premium:              $11,827,957.  Deposit Premium for the
                                 12/31/97-98 policy period.
                         (See Item I-Premium)

Item 6. Covered Policies:


                                       POLICY     POLICY   POLICY     POLICY    DEDUCTIBLE
POLICY                   INSURER       COVERAGE    TYPE    NUMBER     PERIOD       AMOUNT
------                   -------      --------    ------   -------    -------   ------------
                         RIC          W/C         W/C      See end't     *      $2000 EACH &
                                                           #2                   EVERY MEDICA
                                                                                ONLY CLAIM

         * Schedule of Policies and Effective Dates shall be maintained on file with the Company and this Declarations Page shall be updated by endorsement on a quarterly basis.

Item 7.  Company's Limits of Liability:     A. For each Covered Policies:
                                               $250,000. accident/each
                                               occurrence

Item 8.  Self-Insured Retention:            A. For each Covered Policies:
                                               $2000 each and every Medical
                                               only claim plus any unallocated
                                               claim expenses under the
                                               Insured's retention.

                                     POLICY

In Consideration of the payment of the premium and in reliance upon the statements made to the Company, and subject to the Self-Insured Retention and the Limits of Liability, and the limitations, exclusions, terms and conditions of this Policy, the Company agrees with the Insured as follows:

I.   DEFINITIONS

     A. INSURED

        "Insured" means the Insureds designated in the Declarations.

     B. COMPANY

        "Company" means Reliance Insurance Company of Illinois.

     C. INSURER

        "Insurer" means an insurance company that issued a Covered Policies as listed in Item 6 of the Declarations.

     D. POLICY

        "Policy" means this deductible liability insurance policy.

     E. POLICY PERIOD

        "Policy Period" means the period from the Inception date of this Policy through the Expiration date as set forth in Item 4 of the Declarations, or the Policy's earlier termination date, if any.

     F. COVERED POLICIES

        "Covered Policies" means only those insurance policies issued to an Insured by an Insurer as specified in Item 6 of the Declarations.

     G. DEDUCTIBLE AMOUNTS

        "Deductible Amounts" means any amounts actually paid by an Insurer with respect to a claim under a Covered Policy and for which an Insured is responsible for reimbursing the Insurer under the terms of any deductible provision or endorsement of a Covered Policies. Such Deductible Amounts may include but are not limited to damages, benefits, losses, or costs, fees and expenses for investigation, negotiation, settlement or defense. "Deductible Amounts" shall not include any premium taxes, surcharges or assessments arising out of or attributable to an Insured's obligations to


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


        reimburse an Insurer whether the Insured is required to pay the Insurer for such premium taxes, surcharges or assessments under the Covered Policy or otherwise.

II.      INSURING AGREEMENTS

     A. COVERAGE

        The Company, subject to the Self-Insured Retention and as described in E, below will pay on behalf of the Insured all Deductible Amounts which the Insured shall become obligated to pay up to the Limits of Liability as described in D, below to an Insurer under a Covered Policies listed in Item 6 of the Declarations.

     B. NO DUTY TO DEFEND

        The Company shall have no duty to investigate or defend any claim, suit or proceeding commenced against the Insured under this Policy or any Covered Policies. The Company shall have the right to associate, at its own expense, with the Insured in the defense or investigation of any claim, suit or proceeding involving the Covered Policies listed in Item 7 of the Declarations.

     C. PAYMENTS TO INSURERS LISTED IN DECLARATIONS

        All Deductible Amounts payable under this Policy shall be paid on behalf of the Insured directly to the Insurer on the Covered Policies listed in
        Item 6 of the Declarations. The payment of such Deductible Amounts shall be made in satisfaction of the Insured's obligations to such Insurer under the Covered Policies. The Insured irrevocably waives any rights to such payments.

     D. LIMITS OF LIABILITY

        The amount stated in Item 7a. for each Covered Policies is the most the Company will pay for Deductible Amounts under each Covered Policies of each occurrence.

     E. SELF-INSURED RETENTION

        The Company will not pay any Deductible Amounts within the Self-Insured Retention stated in Item 8 of the declarations for each Covered policies.



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


III.    DEDUCTIBLE LOSS FUND

        On the effective of this Agreement the Company through the Reinsurance will establish an account with the Company's designated Third Party Administrator (TPA) on behalf of the Insured to fund Losses. The Insured shall establish an account with the Company to fund losses up to the Insured's Deductible Amounts as shown on Item 6 of Declaration.

IV.     EXCLUSIONS

        The Insurance under this Policy covers only those Deductible Amounts which the Insured shall become obligated to pay to an Insurer under the deductible endorsement to the Covered Policies listed in Item 6 of the Declarations. Any Deductible Amounts not covered or excluded under the Covered Policies shall not be covered under this Policy and the Company shall have no liability to pay such Deductible Amounts on behalf of the Insured.

V.      CONDITIONS

     A. NOTICE OF CLAIM

        The Insured shall provide the Company with a copy of any and all notices and information on claims made under the Covered Policies. The Insured shall provide the Company with a copy of any such notices or information at the same time that it provides such notices or information to an Insurer. The Insured shall deemed to have comply with this provision once the claim is reported to the Third Party Administrator.

        In addition, the Insured shall notify the Company in writing as soon as practicable of any claim for reimbursement of any amounts within the deductible provision by the Insurer under a Covered Policy. The notice shall include: (1) the name of the Insurer, (2) the amount(s) sought by the Insurer, (3) the amount(s) paid or reserved by the Insurer for such claim, suit or proceeding, including indemnities, medical expenses or benefits, and allocated loss adjustment expense, (4) the amount of the deductible, if any, applicable to such claim, suit or proceeding, (5) the Insurer's claim number, (6) the claimant's name and address, (7) the date of accident or occurrence that is the basis for such claim, suit or proceeding and (8) any other relevant information requested by the Company. The Insured shall cooperate with the Company in the investigation and settlement of any claim under this Policy.

     B. SUNSET

        The Company shall have no obligation to pay Deductible Amounts on behalf of the Insured unless a claim has been submitted by the Insured to the Company in accordance with V. A above, within seven (7) years from the last day of the Policy Period.

     C. COMMUTATION

        The Insured upon 30 days prior written notice to the Company, may elect at any time to assume all the Company's liabilities arising from accidents or occurrences up to the first $250,000. in consideration of a payment as mutually agreed between the Company and Insured (the "Commutation"). On the effective date of the Commutation, the Company shall pay Insured 100% of the total amount of the Deductible Loss Fund established under this contract, less the total of all amounts paid by the Company as the Ultimate Net Loss under the contract up to $250,000. each accident or occurrence and contemporaneously with any such payment, the Insured shall deliver to the Company a release, in form and substance acceptable to the Company in their sole discretion, duly authorized and executed, releasing the Company from any further or continuing liability under this Policy for losses not exceeding $250,000. for each accident or occurrence.

     D. FALSE OF FRAUDULENT CLAIMS

        If the Insured submits any claim that the Insured knows is false or fraudulent, in whole or part, as regards amount of otherwise, this policy shall be void and all insurance under this Policy shall be forfeited.

     E. SUBROGATION

        The Company shall be subrogated to the rights of the insured to recover from any third party including any Deductible Amounts paid on behalf of the Insured to such third party liable for such Deductible Amounts. The Insured hereby assigns its rights to participate in any recoveries by an Insurer. The Insured shall cooperate fully with the Company to recover such Deductible Amounts.

     F. OTHER INSURANCE

        Except with respect to Covered Policies the insurance under this Policy shall be excess insurance over and above any other applicable insurance available to the Insured, whether such other insurance is stated to be primary, contributing, excess, contingent or otherwise and whether such other insurance is valid and collectible.

     G. BANKRUPTCY OR INSOLVENCY OF INSURED

        Bankruptcy or insolvency of the Insured shall not relieve the Company of any of its obligations hereunder.

     H. ACTION AGAINST THE COMPANY

        No action shall lie against the Company unless, as a condition precedent thereto the Insured shall have fully complied with all the terms and conditions of this Policy. In addition, no action shall lie against the Company until the amount of the Insured's obligation to pay Deductible Amounts under the Covered Policies listed in Item 8 of the Declarations shall have been determined finally and payment made by an Insurer under a Covered Policy.

        Nothing contained in this Policy shall give any person or entity any right to join the Company as a co-defendant in any action against the Insured to determine the Insured's liability to such person or organization.

     I. PREMIUM AND PAYMENT TERMS:

        BASIS FOR PREMIUM:                  [*] *for policy year 12/31/97-98.
                                            TBD for policy year 12/31/98-99.
                                            TBD for policy year 12/31/99-2000.

     * THIS PREMIUM WILL BE COLLECTED FOR ALL THE POLICIES SHOWN ON ENDORSEMENT #2.

POLICY PERIOD:                            THREE YEARS.

ADJUSTABLE FACTORS:                       [*]% OF THE AVERAGE BOOK RATE FOR
                                          THE POLICY YEAR
                                          12/31/97 TO 12/31/98 PLUS $300,000.

                                          [*]% OF THE AVERAGE BOOK RATE FOR
                                          THE POLICY YEAR
                                          12/31/98 TO 12/31/99 PLUS $300,000.

                                          [*]% OF THE AVERAGE BOOK RATE FOR
                                          THE POLICY YEAR
                                          12/31/99 TO 12/31/2000 PLUS $300,000.

PRESENT AVERAGE BOOK RATE:                $[*] FOR VINCAM OTHER THAN SAI & [*]
-------------------------                 FOR VINCAM/STAFF ADM.


RATES ARE GUARANTEED FOR THREE YEARS EXCEPT FOR CHANGES IN TAXES AND ASSESSMENTS AND FOR NON-PAYMENT OF PREMIUM. EXCEPT FOR NON-PAYMENT OF PREMIUM, THIS PROGRAM IS NON-CANCELABLE BY THE INSURER.

DEPOSIT PREMIUM:

DEPOSIT PREMIUM SHALL BE $11,827,957. FOR 12131/97-98 UNDER THIS POLICY NUMBER. DEPOSIT PREMIUM FOR 12/31/98-99 AND 12/31/99-2000 SHALL BE DETERMINED BY THE COMPANY.

-------------------

         * Confidential portions omitted and filed separately with the Securities and Exchange Commission.

     J. AUDIT

        The Company may examine and audit the Insured's books and records at any time during the Policy Period or within five years after the last day of the Policy Period or until all timely and properly reported claims are paid under this Policy, whichever is alter, on any matter relating to the insurance provided under the Policy. The Insured shall cooperate fully with the Company during any audit, and shall provide the Company with any information or documents requested by the Company that relates to the rights and obligations of the Insured and the Company under this Policy.

     K. CANCELLATION

        This Policy may be canceled by the Company by mailing to the Insured written notice of cancellation. The notice of cancellation must be mailed to the Insured not less than ten (10) days before the effective date of cancellation; but only for the failure of the Insured to pay the premium when due. In the event this policy is canceled for non-payment of premium, all the Covered Policies will be canceled simultaneously.

        If the Policy is canceled earned premium shall be computed on a short rate basis. Adjustment of the premium may be made at the time this Policy is canceled or as soon thereafter as practicable.

        If this Policy is canceled, the liability of the Company to pay Deductible Amounts on behalf of the Insured shall be cut-off as of the effective date of such cancellation. In such event, the Company shall have no obligation to pay Deductible Amounts on behalf of the Insured for any claims that were not timely, properly and fully reported to the Company before the effective date of cancellation. In addition, the Company shall be liable only for those Deductible Amounts relating to losses or expenses actually paid by the Company under Covered Policies before the effective date of cancellation of this Policy. Contingent or pending losses or expenses paid by the Company before the effective date of cancellation of this Policy contingent or pending losses or expenses under a Covered Policies shall not be covered and the Company shall have no liability for any Deductible Amounts payable on behalf of the Insured to the Insurer for such losses or expenses.

     L. RENEWAL OF POLICY

        The Company may renew this Policy by an endorsement issued to form a part hereof.

     M. NAMED INSURED

        The Insured named in the Declarations is the only Insured under this Policy. No other person or entity shall have any rights as an Insured under this Policy.

     N. ASSIGNMENT


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


        This Policy shall be void if assigned or transferred without the prior written consent of the Company.

     O. CHANGES

        This Policy may not be changed, amended or otherwise modified except through a validly issued written endorsement executed by the Company. Information provided to an agent of the Company shall not result in a change, amendment or other modification to any part of this Policy or stop the company from asserting any right under the policy or relieve the Insured of any duty under this Policy.

     P. ARBITRATION

        If any dispute arises between the Insured and the Company either before or after termination of this Policy with reference to the interpretation of this Policy or the rights of either party under this Policy, the dispute shall be referred to arbitration. The arbitration will involve three arbitrators, one to be selected by each party and the third by the two parties selected. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may nominate two arbitrators who shall select the third arbitrator. In the event the two arbitrators do not agree on the selection of the third arbitrator shall be selected pursuant to the commercial arbitration rules of the American Arbitration Association. The arbitrators shall be officials or former officials of other insurance of reinsurance companies. The arbitration shall take place in the State of New York and the arbitration proceedings shall be governed by the rules of the American Arbitration Association and the New York Arbitration Law. The arbitrators shall consider this Policy honorable engagement rather than merely a legal obligation, they are relieved of all judicial formalities and may abstain from following the strict rules of the law, provided, however, that the arbitrators may not render any award of punitive or exemplary damages. The decision of a majority of the arbitrators shall be final and binding on both the Insured and the Company and judgment upon the award rendered by the arbitrators may be entered into any court having jurisdiction thereof. The expense of the arbitrators and of the arbitration shall be equally divided between the Insured and the Company. Arbitration is the sole remedy for disputes arising under this Policy. The arbitrators are relieved of any judicial formalities or rules of law and shall be bound to the standards and practices of the insurance business and the intent of this Policy.

     Q. GUARANTEED COST ADDITIONAL PROGRAM TERMS

        Vincam has agreed that by 2/l/98, all Vincam/Staff Administrators clients that are problematic loss or class wise will be canceled. Vincam will provide a list of these clients to Reliance no later than 1/5/98. Any client not canceled by 2/11/98 due to special circumstances, will be canceled by 3/l/98.

        New Acquisitions will be priced for the first year of the acquisition based on an appropriate discounted fully developed loss rate plus Reliance fixed costs. If the acquisition mirrors the overall exposures of Vincam, we will use the current discount factor.

        Third Party Administrators fees will be paid by Reliance National.

        Municipalities, as previously agreed, are subject to individual underwriting by Reliance.

        Hazard Group IV accounts can not be written unless specifically approved by Reliance.

        Commutation, both on the prospective program and on the loss portfolio transfer policies will be based on the loss experience during the term of the program, including the 1996-97 policy year. The loss fund for purposes of commutation for the 1996-97 policy year shall be $4,200,000 and for the 1997-98 policy year shall be $11,000,000. The amount of the loss fund for the 1998-99 and 1999-2000 policy years is to be determined.

        Important Note: When specified by State regulators, Guaranteed Cost, Minimum Premium policies will be issued to Vincam clients on an "if any basis" as needed.

        Carriers:

            RELIANCE INSURANCE COMPANY
            RELIANCE NATIONAL INDEMNITY COMPANY
            RELIANCE INSURANCE COMPANY OF ILLINOIS
            RELIANCE NATIONAL INSURANCE COMPANY
            RELIANCE INSURANCE COMPANY OF NEW YORK

     R. CHOICE OF LAW AND FORUM SELECTION

        This Policy shall be interpreted according to the laws of the State of New York. Any claim, suit or proceeding commenced by the Insured against the Company shall be brought in a state or federal court of competent jurisdiction in the State of New York.

Executed this 20th day of May, 1998.

                                         By: /s/ SIGNATURE ILLEGIBLE
                                             ----------------------------------
                                             Authorized Company Representative

                                             Title: FIRST VICE PRESIDENT

(The Attaching Clause need be completed only when this endorsement is issued
subsequent to preparation of the policy.)                               GU 207
                                                                         (6-78)

                                   ENDORSEMENT
                                   #1 REVISED

This endorsement, effective on 12/31/97     at 12:01 A.M. standard time, forms
                                            a part of

Policy No.  NBG0133600-01                   of the Reliance Insurance Company
                                            of Illinois

Issued to The Vincam Group, Inc. Et al

                                            /s/ SIGNATURE ILLEGIBLE
                                            --------------------------------
                                            Authorized Representative

It is agreed that Item #3, Insured, is extended to include the following:


The Vincam Group, Inc.
Vincam Human Resources, Inc.
Vincam Human Resources, Inc. I
Vincam Human Resources, Inc. II
Vincam Human Resources, Inc. III
Vincam Human Resources, Inc. IV
Vincam Human Resources, Inc. V
Vincam Human Resources, Inc. VI
Vincam Human Resources, Inc. VII
Vincam Human Resources, Inc. of Michigan
Psych/Care, Inc.
Vincam Occupational Health Systems, Inc.
American Pediatrics Systems, Inc.
Vincam Practice Management, Inc.
CP Investments, Inc.
Vincam/Staff Administrators, Inc. of Colorado (DAB: Vincam Human
    Resources, Inc.)
Vincam/Staff Administrators, Inc. of California (DAB: Vincam Human
    Resources, Inc.)
Vincam/Staff Administrators, Inc. of Western Colorado
     (Vincam Human Resources)
American Staffing, Inc.
Vincam/Amstaff, Inc.
R.D.M., Inc.
American Staffing, Inc.
Mastiff PEO, Inc.
Mastiff H.R.M., Inc.
Mastiff Management Services, Inc.
Mastiff Professional Services, Inc.
Mastiff Employer Resources, Inc.
Mastiff P.C.S., Inc.
A.E. Services Group, Inc.
Staff Resources Services, Inc.
Staffing Group Enterprises, Inc.
AM Risk Management Company
Addison, Inc.
ATCO PEO, Inc.
Vincam/Staffing Network, Inc. (DAB: Staffing Network, Inc.
     a Vincam Group Company)
Corporate Staff Services, Inc.

(The Attaching Clause need be completed only when this endorsement is issued
subsequent to preparation of the policy.)                               GU 207
                                                                         (6-78)


                                 ENDORSEMENT #2

This endorsement, effective on 12/31/97     at 12:01 A.M. standard time, forms
                                            a part of

Policy No. NGB33600-01                      of the Reliance Insurance Company
                                            of Illinois

Issued to The Vincam Group, Inc. Et al

                                            /s/ SIGNATURE ILLEGIBLE
                                            -----------------------------------
                                            Authorized Representative

It is agreed that Item 6 Covered Policies numbers are as follows:

Policy Series:

NWA2114201 through NWA2114300
NWA1012701 through NWA1012800
NWA1012500 through NWA1012700
NWA2114301 through NWA2114450

Master Policy     #NWA0133600-01
                  #NWA2114248-01
                  #NWA2114255-01

Schedule of Policies may vary according to state regulations and are maintained in the Company's files.

(The Attaching Clause need be completed only when this endorsement is issued
subsequent to preparation of the policy.)                               GU 207
                                                                         (6-78)

                                 ENDORSEMENT #3

This endorsement, effective on 12/31/97     at 12:01 A.M. standard time, forms
                                            a part of

Policy No.  NGB0133600-01                   of the Reliance Insurance Company
                                            of Illinois

Issued to The Vincam Group, Inc. Et al

                                            /s/ SIGNATURE ILLEGIBLE
                                                -------------------------------
                                                Authorized Representative

It is agreed that Item IV Conditions are amended by the deletion of B. Sunset clause.

All other terms and conditions remain the same.